Exhibit 99.1

Novo Integrated Sciences Effects Reverse Stock Split in Connection with Nasdaq Capital Market Listing Application

Bellevue, Washington--(Business Wire – February 1, 2021) - Novo Integrated Sciences, Inc. (OTCQB: NVOS) (OTCQB: NVOSD), a provider of multi-dimensional primary healthcare services and products in Canada and the U.S. (the “Company”), announced today it has effected a 1-for-10 reverse split of its common stock effective prior to the opening of the market today, Monday, February 1, 2021. Beginning today, the Company’s common stock will trade on a post-split basis under the symbol “NVOSD.” After 20 business days, the common stock will return to trading under the symbol “NVOS.” As a result of the reverse stock split, the CUSIP number for the Company’s common stock has changed. The new CUSIP number for the Company’s common stock is 67011T 201.

The reverse stock split was implemented by the Company in connection with its application to uplist the Company’s common stock to The Nasdaq Capital Market (“Nasdaq”). The reverse stock split is an action intended to fulfill the stock price requirements for listing on Nasdaq. There can be no assurance, however, that the Company will satisfy other applicable requirements for listing its common stock on Nasdaq or that the Company’s application to list its common stock will be approved.

As a result of the reverse stock split, every 10 shares of issued and outstanding common stock will be exchanged for one share of common stock, with any fractional shares being rounded up to the next higher whole share. The reverse stock split was approved by the Company’s Board of Directors and by stockholders holding a majority of the Company’s voting power.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is a U.S. based corporation which owns Canadian and U.S. subsidiaries that deliver, or intend to deliver, multidisciplinary primary health care related services and products through the integration of medical technology, advanced therapeutics and rehabilitative science.

Currently, the Company’s revenue is generated solely through its wholly owned Canadian subsidiary, Novo Healthnet Limited (“NHL”), which provides services and products through both clinic and eldercare related operations.

NHL’s team of multidisciplinary primary health care clinicians and practitioners provide assessment, diagnosis, treatment, pain management, rehabilitation, education and primary prevention for a wide array of orthopedic, musculoskeletal, sports injury, and neurological conditions across various demographics including pediatric, adult, and geriatric populations through NHL’s 16 corporate-owned clinics, a contracted network of 103 affiliate clinics, and 218 eldercare related long-term care homes, retirement homes, and community-based locations in Canada.

Additionally, we continue to expand our patient care philosophy of maintaining an on-going continuous connection with our patient community, beyond the traditional confines of brick-and-mortar facilities, by extending oversight of patient diagnosis, care and monitoring, directly through various Medical Technology Platforms, either in-use or under development.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com For more information on NHL, please visit www.novohealthnet.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo Integrated Sciences’ filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo Integrated Sciences’ control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo Integrated Sciences’ current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo Integrated Sciences assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Contact:

Chris David, President
Novo Integrated Sciences, Inc.
chris.david@novointegrated.com
(206) 617-9797